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                                                                    Exhibit 99.1

                                 CODE OF BY-LAWS
                                 ---------------

                                       OF
                                       --

                              BALDWIN & LYONS, INC.
                              ---------------------

                              (AS AMENDED 05-04-04)

                                    ARTICLE I
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                                  CAPITAL STOCK
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         SECTION 1. STOCK CERTIFICATES As provided by law, each holder of shares of the corporation shall be entitled to a stock certificate signed by the president or vice president and attested by the secretary or an assistant secretary, certifying the number of shares owned by such shareholder and such other information as may be required by law. The form of such certificate shall be prescribed by resolution of the Board of Directors.

         SECTION 2. LOST OR DESTROYED CERTIFICATES When the stock certificate of any shareholder is lost or destroyed, a new stock certificate may be issued to replace such lost or destroyed certificate. Unless waived by the Board of Directors, the shareholder shall make an affidavit or affirmation of the fact that his certificate is lost or destroyed, shall advertise the same in such manner as the Board of Directors may require, and shall give the corporation a bond of indemnity in the amount and form which the Board of Directors may prescribe.

         SECTION 3. TRANSFER OF SHARES Shares of the corporation shall be transferable only on the books of the corporation upon the surrender of the certificate representing the same, either duly endorsed with signature guaranteed or accompanied by a separate document containing a written assignment of such certificate duly executed with signature guaranteed. The requirement for such guaranteeing may be waived by the president or secretary of the corporation.

         SECTION 4. RECOGNITION OF SHAREHOLDERS The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, notwithstanding any equitable or other claim to, or interest in, such shares on the part of any other person.

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                                   ARTICLE II
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                            MEETINGS OF SHAREHOLDERS
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         SECTION 1. PLACE OF MEETINGS As provided in the Articles of
Incorporation, meetings of the shareholders of the corporation shall be held at such place, either within or without the State of Indiana, as may be specified in the respective calls, notice or waivers of notice thereof.

         SECTION 2. ANNUAL MEETINGS The annual meeting of the shareholders of the corporation shall be held at 10:00 a.m. on the first Tuesday in May of each year, or on such other date five (5) business days prior to or following this date as may be designated by the Board of Directors.

         SECTION 3. SPECIAL MEETINGS Special meetings of the shareholders may be called by the President, by the Board of Directors, or by shareholders who hold not less than one-fourth of all outstanding shares which may be voted on the business proposed to be transacted thereat.

         SECTION 4. NOTICE OF MEETINGS Written notice stating the place, day and hour of any meeting of shareholders and, in the case of special meetings or when otherwise required by law, the purpose for which any such meeting is called, shall be delivered or mailed by the Secretary of the corporation to each shareholder of record entitled to vote at such meeting, at such address as appears upon the records of the corporation and at least ten (10) days before the date of such meeting, on being notified on the place, day and hour thereof by the officers or persons calling the meeting.

         SECTION 5. WAIVER OF NOTICE Notice of any meeting may be waived in writing by any shareholder if the waiver sets forth in reasonable detail the time and place of the meeting and the purposes thereof. Attendance at any meeting, in person or by proxy, if the proxy sets forth in reasonable detail the purposes of such meeting, shall constitute a waiver of notice of such meeting.

         SECTION 6. VOTING RIGHTS Each holder of shares of the corporation shall have such voting rights as are specified in the Articles of Incorporation of the corporation.

         SECTION 7. DATE OF DETERMINATION OF VOTING RIGHTS The Board of Directors may fix a stock record date, not exceeding fifty (50) days prior to the date appointed for any meeting of shareholders, for the purpose of determining the shareholders entitled to notice of and to vote at such meeting. In the absence of action by the Board of Directors to fix a stock record date as herein provided, such stock record date shall be the fourteenth (14th) day prior to the date of the meeting.

         SECTION 8. VOTING BY PROXY A shareholder entitled to vote at any meeting of shareholders may vote either in person or by proxy, executed in writing by the

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shareholder of a duly authorized attorney-in-fact of such shareholder. (For purposes of this section, a proxy granted by the telegram by a shareholder shall be deemed "executed in writing by the shareholder".) No proxy shall be voted at any meeting of shareholders unless the same shall be filed with the Secretary of the meeting at the commencement thereof. The general proxy of a fiduciary shall be given the same effect as the general proxy of any other shareholder. No proxies shall be valid after eleven (11) months from the date or execution unless a longer term is expressly provided therein.

         No share shall be voted at any meeting:

            (a)  on which an installment is due and unpaid; or
            (b) which shall have been transferred on the books of the corporation within then (10) days next preceding the date of the meeting; or
            (c)  which belongs to the corporation.

         SECTION 9. VOTING LIST The Secretary shall make, at least five (5) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting, arranged in alphabetical order, with the address of each and the number of shares held by each, which list, for the period of five (5) days prior to such meeting, shall be kept on file at the principal office of the corporation and shall be subject to inspection by any shareholder at any time during usual business hours. Such a list shall also be produced and kept open at the time and place of the meeting and shall be subject to inspection by any shareholder during the whole time of the meeting.

         SECTION 10. QUORUM The persons owning a majority of the stock of this corporation shall constitute a quorum at any meeting or shareholders, and be capable of transacting any business thereof, except when otherwise especially provided by law or by the Articles of Incorporation of this corporation; but if, at any meeting of the shareholders, there be less than a quorum present, a majority in interest of the shareholders present in person or by proxy may adjourn from time to time without notice other than by announcement at the meeting until the holders of the amount of stock requisite to constitute a quorum shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

         SECTION 11. CONDUCT OF MEETINGS Shareholder's meetings, including the order of business, shall be conducted in accordance with Roberts' Rules of Order, Revised, except insofar as the Articles of Incorporation, this Code of By-Laws, or any rule adopted by the Board of Directors of shareholders may otherwise provide. The shareholders may, by unanimous consent, waive the requirement of this section; but such waiver shall not preclude any shareholder from invoking the requirements of this section at any subsequent meeting.

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                                   ARTICLE III
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                               BOARD OF DIRECTORS
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         SECTION 1. DUTIES AND QUALIFICATIONS The business and affairs of the corporation shall be managed by a Board of Directors, none of whom need be shareholders of the corporation.

         SECTION 2. NUMBER AND TERMS OF OFFICE There shall be thirteen (13) (as amended 05-04-04) Directors of the corporation, who shall be elected at each annual meeting of the shareholders, to serve for a term of one (1) year and until their successors shall be chosen and qualified, or until removal, resignation or death. If the annual meeting of the shareholders is not held at the time designated in these By-Laws, such failure shall not cause any defect in the existence of the corporation, and the Directors then in office shall hold over until their successors shall be chosen and qualified.

         SECTION 3. VACANCIES Any vacancy in the Board of Directors caused by death, resignation, incapacity or increase in the number of Directors may be filled by a majority vote of all the remaining members of the Board of Directors. Shareholders shall be notified of any increase in the number of Directors and the name, address, principal occupation and other pertinent information about any Directors elected by the Board to fill any vacancy in the next mailing sent to the shareholders following any such increase or election. Vacancies on the Board of Directors occasioned by removal of a Director shall be filled by a vote of the shareholders entitled to vote thereon at an annual or special meeting thereof. Any Director so elected by the Board of Directors or by the shareholders shall hold office until the next annual or special meeting of shareholders and until his successor shall be elected and qualified.

         SECTION 4. ANNUAL MEETING Unless otherwise agreed upon, the Board of Directors shall meet each year, immediately following the annual meeting of the shareholders, at the place where such meeting of shareholders was held, for the purpose of election of offices of the corporation and consideration of any other business which may be brought before the meeting. No notice shall be necessary for the holding of this annual meeting.

         SECTION 5. OTHER MEETINGS Other meetings of the Board of Directors may be held regularly pursuant to a resolution of the Board to such effect or may be held upon the call of the President or of any two (2) members of the Board and upon twenty-four (24) hours notice specifying the time, place and general purposes of the meeting, given to each Director, either personally or by mail, telegram or telephone. No notice shall be necessary for any regular meeting and notice of any other meeting may be waived in writing or by telegram. Attendance at any such meeting shall constitute waiver of notice of such meeting. Pursuant to Indiana law, the Board of Directors are authorized to conduct meetings by telephone or teleconference (added 5-24-82).

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         SECTION 6. QUORUM One-third (1/3rd) of the whole Board of Directors
(but in no case less than two (2) Directors) shall be necessary to constitute a quorum for the transaction of any business, except the filing of vacancies and the act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless the act of a greater number is required by law, the Articles of Incorporation, or this Code of By-Laws.

         SECTION 7. ACTION BY CONSENT Any action which may be taken at any meeting of the Board, may be taken without a meeting, if prior to such action a written consent to such action is signed by all members of the Board and such consent is filed with the minutes of proceedings of the Board.

         SECTION 8. COMMITTEES OF THE BOARD OF DIRECTORS The Board of Directors may, by resolution adopted by a majority of the actual number of Directors elected and qualified, from time to time designate from among its members an executive committee or such other committees as it may specify. Any such committee shall have and exercise all the authority of the Board of Directors, to the extent provided in such resolution and by law. (as amended 3-30-72)



                                   ARTICLE IV
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                                     OFFICES
                                     -------

         SECTION 1. OFFICES AND QUALIFICATION THEREFORE The offices of the corporation shall consist of a Chairman of the Board of Directors, a President, an Executive Vice President, one (1) or more Vice Presidents, a Secretary, a Treasurer and such assistant officers as the Board of Directors shall designate. The President shall be chosen from among the Directors. Any two (2) or more offices may be held by the same person, except the duties of the President and the Secretary shall not be performed by the same person.

         SECTION 2. TERMS OF OFFICE Each Officer of the corporation shall be elected annually by the Board of Directors at its annual meeting and shall hold office for a term of one (1) year and until his successor shall be duly elected and qualified.

         SECTION 3. VACANCIES Whenever any vacancies shall occur in any of the offices of the corporation for any reason, the same may be filled by the Board of Directors at a special or annual meeting thereof, and any officer so elected shall hold office until the next annual meeting of the Board of Directors and until his successor shall be duly elected and qualified.

         SECTION 4. REMOVAL Any officer of the corporation may be removed, with or without cause, by the Board of Directors whenever a majority of such Board shall vote in favor of such removal.

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         SECTION 5. COMPENSATION Each officer of the corporation shall receive such compensation for his service in such office as may be fixed by action of the Board of Directors, duly recorded.

                                    ARTICLE V
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                          POWER AND DUTIES OF OFFICERS
                          ----------------------------

         SECTION 1. CHAIRMAN OF THE BOARD Subject to the general control of the Board of Directors, the Chairman shall manage and supervise all the affairs and personnel of the corporation and shall discharge all the usual functions of the Chief Executive Officer of a corporation. The Chairman shall preside at all meetings of the Board and shareholders, and shall have such other powers and duties as this Code of By-Laws or the Board of Directors may prescribe. (as amended 5-3-77)

         SECTION 2. PRESIDENT The President shall be the chief operating officer of the corporation. He shall also have all the powers of and perform the duties incumbent upon the Chairman during his absence or disability. He shall have such other powers and duties as this Code of By-Laws or the Board of Directors may prescribe. Shares of other corporations owned by this corporation may be voted by the President or by such proxies as the President shall designate. The President shall have authority to execute, with the Secretary, powers of attorney appointing other corporations, partnerships or individuals, the agents of the corporation subject to law, the Articles of Incorporation and this Code of By-Laws.

         SECTION 3. EXECUTIVE VICE PRESIDENT The Executive Vice President shall assist the President in supervising the operations of the corporation and, subject to the direction of the President, shall manage and supervise the agency, sales and underwriting operations of the corporation. (as amended 3-12-77)

         SECTION 4. VICE PRESIDENTS The Vice Presidents shall, in the order designated by the Board of Directors, have all the powers of and perform all the duties incumbent upon the President during his absence or disability and shall have such other powers and duties as this Code of By-Laws or the Board of Directors may prescribe.

         SECTION 5. SECRETARY The Secretary shall attend all meetings of the shareholders and of the Board of Directors, and keep, or cause to be kept, in a book provided for the purpose, a true and complete record of the proceedings of such meeting, and he shall perform a like duty, when required, for all standing committees appointed by the Board of Directors. He shall attest the execution of all deeds, leases, agreements and other official documents and shall affix the corporate seal thereto. He shall attend to the giving and serving of all notices of the corporation required by this Code of By-Laws, shall have custody of the books (except books of account), records and corporate seal of the corporation, and in general shall perform all duties pertaining to the office of Secretary and such other duties as this Code of By-Laws or the Board of Directors may prescribe.

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         SECTION 6. TREASURER The Treasurer shall keep correct and complete records of account, showing accurately at all times financial condition of the corporation. He shall have charge and custody of, and be responsible for, all funds, notes, securities and other valuables which may from time to time come into the possession of the corporation. He shall deposit, or cause to be deposited, all funds of the corporation with such depositories as the Board of Directors, or whenever required, a statement of the financial condition of the corporation, and in general shall perform all duties pertaining to the office of Treasurer and such other duties as this Code of By-Laws or the Board of Directors may prescribe.

         SECTION 7. ASSISTANT OFFICERS Such assistant officers as the Board of Directors shall from time to time designate and elect shall have such powers and duties as the officers whom they are elected to assist shall specify and delegate to them and such other powers and duties as this Code of By-Laws or the Board of Directors may prescribe. An Assistant Secretary may, in the absence or disability of the Secretary, attest the execution of all documents by the corporation and affix the corporate seal thereto.

         SECTION 8. DELEGATION OF DUTIES In case of the absence of inability to act of any officer of the corporation, the Board of Directors may delegate for the time being the duties of such officer to any other officer or to any director.

         SECTION 9. LOANS TO OFFICERS No loan of money or property or advancement on account of services to be performed in the future shall be made to any officer or director of the corporation, except as may otherwise be provided by statute (as amended 1-26-83).



                                   ARTICLE VI
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                                  MISCELLANEOUS
                                  -------------

         SECTION 1. CORPORATE SEAL The seal of the corporation shall be circular in form with the name of the corporation around the top of its periphery, the word "Indiana" around the bottom of its periphery, and the word "Seal" through the center.

         SECTION 2. EXECUTION OF CONTRACTS AND OTHER DOCUMENTS Unless otherwise ordered by the Board of Directors, all written contracts and other documents entered into by the corporation shall be executed on behalf of the corporation by the President or a Vice President. If the corporate seal is required to be affixed thereto, it shall be affixed and attested by the Secretary or an Assistant Secretary.

         SECTION 3. FISCAL YEAR The fiscal year of the corporation commences on the first (1st) day of January and ends on the thirty-first (31st) day of December of each year.

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                                   ARTICLE VII
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                                   AMENDMENTS
                                   ----------

         SECTION 1. AMENDMENTS OF BY-LAWS Subject to law and the Articles of Incorporation, the power to make, later, amend or repeal all or any part of this Code of By-Laws is vested in the Board of Directors. The affirmative vote of a majority of all the Directors shall be necessary to affect any such changes in this Code of By-Laws.